UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2013

GLOBAL CORNERSTONE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	6770	66-0758906
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

352 Park Avenue South 13th Floor New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 822-8165

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on January 20, 2013, Gregory E. Smith, Alan G. Hassenfeld and Elliot Stein, Jr. resigned as directors of Global Cornerstone Holdings Limited (the “Company”) in connection with the redemption of the Company’s public ordinary shares in accordance with the Company’s memorandum and articles of association. In addition, Mr. Smith resigned as the Company’s President.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2013

GLOBAL CORNERSTONE HOLDINGS LIMITED

	By:	/s/ James D. Dunning, Jr.
Name: James D. Dunning, Jr.
Title: Chief Executive Officer